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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2000


                               Chevron Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      1-368-2                   94-0890210
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer No.)
   of incorporation )

       575 Market Street, San Francisco, CA                      94105
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     (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
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          (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------
     Chevron Corporation, a Delaware corporation ("Chevron") and Phillips Petroleum Corporation, a Delaware corporation ("Phillips") and Chevron Phillips Chemical Company LLC, a Delaware limited liability company ("Chevron Phillips Chemicals") entered into a Contribution Agreement, dated as of May 23, 2000 ("the Contribution Agreement") pursuant to which Chevron and Phillips will combine certain of their chemicals businesses in Chevron Phillips Chemicals. Chevron and Phillips, directly or through direct or indirect wholly owned subsidiaries will each own 50%, respectively, of the voting and economic interests of Chevron Phillips Chemicals.

     The foregoing summary of the Contribution Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Contribution Agreement which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.


Item 7. Exhibits
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     Exhibit 2.1: Contribution Agreement dated as of May 23, 2000, by
                  and   among   Phillips   Petroleum   Company,    Chevron
                  Corporation and Chevron Phillips Chemical Company LLC.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 2, 2000
                                        CHEVRON CORPORATION


                                  By       /s/ S.J. Crowe
                                        ----------------------------------
                                         S. J. Crowe, Comptroller
                                        (Principal Accounting Officer and
                                          Duly Authorized Officer)


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                                  EXHIBIT INDEX

Exhibit Number                    Description

2.1 Contribution Agreement dated as of May 23, 2000, by and among Phillips Petroleum Company, Chevron Corporation and Chevron Phillips Chemical Company LLC.